TAX SITUATION - Reconciliation of the Statutory Income Tax Rate to the Effective Tax Rate (Details)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
TAX SITUATION
Peruvian statutory income tax rate	29.50%	29.50%	29.50%
Increase (decrease) in the statutory tax rate due to:
(i) Increase arising from income of subsidiaries not domiciled in Peru	1.55%	0.09%	0.47%
(ii) Non-taxable income, net	(3.91%)	(2.39%)	(4.98%)
Effective income tax rate	27.14%	27.20%	24.99%